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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 21, 1997 (July 18, 1997)
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                                  CIBER, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                      0-23488                38-2046833
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  (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)

  5251 DTC Parkway, Suite 1400, Englewood, Colorado                    80111
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     (Address of principal executive offices)                        (Zip Code)


           Registrant's telephone number, including area code: (303) 220-0100
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                                       CIBER, Inc.
                         Information to be included in the Report

ITEM 5.  OTHER EVENTS.

    On July 18, 1997 CIBER, Inc. ("CIBER") acquired KCM Computer Consulting, Inc. ("KCM"). CIBER acquired all of the outstanding common stock of KCM in exchange for 430,850 common shares of CIBER. This business combination will be accounted for as a pooling of interests. A Copy of the News Release announcing the merger is attached.

ITEM 7(c). EXHIBITS.

    1. News Release dated July 15, 1997 announcing the merger with KCM Computer Consulting, Inc.

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   CIBER, INC.



Date: July 21, 1997                By:  /s/ Christopher L. Loffredo
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                                        Christopher L. Loffredo
                                        Vice President/Chief Accounting Officer